UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2015 (August 3, 2015)

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-178697	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On August 3, 2015, Tecogen Inc., (the "Company"), entered into a common stock purchase agreement, (the "Common Stock Purchase Agreement"), and a registration rights agreement (the "Registration Rights Agreement") with Seashell Limited. Pursuant to the Common Stock Purchase Agreement, the Company sold, and the investor purchased, 1,250,000 shares of the Company’s common stock (the "Shares"), at a price of $4.00 per share for an aggregate purchase price of $5,000,000, (the "Private Placement"). Pursuant to the Registration Rights Agreement, the Company shall as soon as practicable file with the U.S. Securities And Exchange Commission a registration statement on an appropriate form (the “Registration Statement”) covering the resale of the Shares and shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective as soon as practicable.

Item 2.02	Results of Operations and Financial Condition.
On August 6, 2015, Tecogen issued earnings commentary and supplemental information for the fiscal quarter ended June 30, 2015.
On August 6, 2015, Tecogen issued earnings commentary and supplemental information for its consolidated subsidiary, Ilios Dyanmics Inc., for the fiscal quarter ended June 30, 2015, and the fiscal years ended December 31, 2014, December 31, 2013, and December 31, 2012.
A copy of the Company’s earnings commentary and supplemental information is attached as exhibits 99.01 and 99.02 hereto and posted on the Company’s website, www.tecogen.com, under “About us” “News & Events” "Press Releases".

Item 3.02	Unregistered Sales of Equity Securities.
The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The offer and sale of the Shares described in Item 1.01 of this Current Report on Form 8-K was made in a private placement without registration under the Securities Act of 1933, as amended, or the Securities Act, in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.
The summary of the Private Placement set forth above does not purport to be complete. The summary is qualified in its entirety by reference to the full text of the Subscription Agreement attached as Exhibit 10.28 and the full text of the Registration Rights Agreement attached as Exhibit 10.29.
Item 9.01    Financial Statements Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.28	Form of Common Stock Purchase Agreement dated August 3, 2015.
10.29	Registration Rights Agreement dated August 3, 2015.
99.01	Tecogen Press Release dated August 6, 2015.
99.02	Ilios Press Release dated August 6, 2015.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ David A. Garrison
August 6, 2015	David A. Garrison, Chief Financial Officer